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                               RS INVESTMENT TRUST

                              PROSPECTUS SUPPLEMENT
                         TO PROSPECTUS DATED MAY 1, 2003


YOUR INVESTMENT

The first paragraph in the section entitled "Portfolio Managers (continued)" on page 41 of the Prospectus is deleted in its entirety and replaced with the following:

"JAY SHERWOOD has been a co-portfolio manager of the RS MIDCAP OPPORTUNITIES FUND since January 2003 and became a co-portfolio manager of the RS VALUE + GROWTH FUND on August 1, 2003. Before joining RS Investments in 1995 as an analyst in the growth equities group, he obtained his CPA at Deloitte & Touche. Mr. Sherwood holds a B.A. in economics and business from the University of California at Los Angeles, and is a Chartered Financial Analyst."

August 1, 2003